EDWARD JONES MONEY MARKET FUND
Retirement Shares



SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2006.

      The following is effective December 1, 2006.

      Please delete the subsection entitled "RETIREMENT INVESTMENTS" under the section entitled "How to Purchase Shares" and replace it with the following:

RETIREMENT INVESTMENTS
You may purchase Retirement Shares only in retirement accounts (such as qualified plans and IRAs) however; if you purchase shares through an IRA, you must maintain a $1,500 average monthly account balance or a $3.00 fee will apply. You may also purchase Investment Shares in a retirement account, but, you must maintain a $2,500 average monthly account balance or a $3.00 fee will apply. Call your Edward Jones investment representative for information on retirement investments.






                                                              September 29, 2006


Federated Securities Corp., Distributor

Cusip 48019P201

35684 (09/06)